SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20546

                        ---------------------------------

                                    FORM 8-K/A
                                     AMENDMENT 1

                        ---------------------------------

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                October 19, 2002

                            CALYPSO WIRELESS, INC.
              (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware

                 (State or Other Jurisdiction of Incorporation)



              1-8497                                      13-5671924
             --------                                    -------------
    (Commission  File  Number)                 (IRS Employer Identification No.)

     601 Hanson Road, Kemah, Texas                           77565
     -----------------------------                          -------
(Address of Principal Executive Offices)                   (Zip Code)

                                 (281) 948-7618

              (Registrant's Telephone Number, Including Area Code)

                            KLEER-VU INDUSTIES, INC.
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM  1.  CHANGES  IN  CONTROL  OF  REGISTRANTS.

On October 2, 2002, Mr. Patrick Lannen acquired 58.5% of all of the outstanding shares of common and preferred stock of Kleer-Vu Industries, Inc. by issuing a note  in  the  amount  of  $500,000  to  the  previous  owners  of  the  shares.

As required by the acquisition of Calypso Wireless, Inc., Kleer-Vu Industries, Inc. issued 90,000,000 shares of its restricted common stock, which effectively gave control of Kleer-Vu Industries, Inc. to the shareholders of Calypso Wireless, Inc. Subsequent to the acquisition and change in control, the name of the corporation was changed from Kleer-Vu Industries, Inc. to Calypso Wireless, Inc. In addition to the name change, the company's trading symbol was changed from KLVU to CLYW.

ITEM  2.  ACQUISITION  OR  DISPOSTION  OF  ASSETS.

Pursuant to a Share Exchange and Acquisition Agreement (the "Agreement") effective October 4, 2002, Kleer-Vu Industries, Inc., a Delaware Corporation ("KVI"), received all of the outstanding shares of capital stock of Calypso Wireless, Inc., a privately held Florida Corporation and its wholly-owned subsidiary, Industria de Telecomunicaciones Americanas ATEL, S.A. (American Telecom Industries ATEL, S.A.) a Republic of Costa Rica Corporation, in exchange for 90,000,000 shares of common stock of KVI.

The acquisition was approved by unanimous consent of the Board of Directors of KVI on October 4, 2002.

ITEM  3.  BANKRUPTCY  OR  RECEIVERSHIP.

Not  Applicable.

ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT.

Not  Applicable.

ITEM  5.  OTHER  EVENTS  AND  REGULATIONS  FD  DISCLOSURE.

The board of directors of Kleer-Vu Industries, Inc. voted to effect a 1 to 20 reverse stock split effective November 1, 2002 for shareholders of record on October 2, 2002.

Subsequent to the 1 to 20 reverse stock split the Board of Directors voted to increase the number of authorized shares of common stock to 200,000,000 shares at a par value of $.001.

Effective October 2, 2002, Patrick Lannen was appointed to the Board. Mr. Lannen was appointed to the position President and Chief Executive Officer of Kleer-Vu Industries, Inc.

Effective December 2, 2002, Winfred Fields resigned as Vice President of Finance and Chief Financial Officer of the Company.

Effective December 3, 2002, John W. Stump, III was appointed by the Board of the Company to the position of Vice President of Finance and Chief Financial Officer.


ITEM  6.  RESIGNATIONS  OF  REGISTRANT'S  DIRECTORS.

On October 2, 2002, the Board of Directors accepted the resignation of the following board members:


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Daniel Dror                 Chairman
David W. Hardee             Director
William E. King             Director
Ehud D. Laska               Director

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

No Financial Statements are filed herewith. The Registrant shall file the required financial statements by amendment hereto not later than 60 days after the date that this Current Report on Form 8-K is filed.

ITEM  8.  CHANGE  IN  FISCAL  YEAR.

Not  Applicable.

ITEM  9.  REGULATION  FD  DISCLOSURE.

Not  Applicable.


                                   SIGNATURES

Signed this 5th day of December, 2002.

By:  /s/ Patrick  Lannen
------------------------
         Patrick Lannen,
         President and Chief Executive Officer



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